                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(b) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event  reported)  February 16, 1998 (January 9, 1998)

                                    333-03344
                            (Commission File Number)

                             SUSA Partnership, L.P.
             (Exact name of registrant as specified in its charter)


         Tennessee                                               62-1554135
State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization                             Identification Number)

10440 Little Patuxent Parkway, Columbia, Maryland                  21044
    (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code  (410) 730-9500

Item 2: Acquisition or Disposition of Assets

SUSA Partnership. L.P. (the "Company"), a limited partnership controlled by Storage USA, Inc. (the "REIT"), consummated during the period January 9, 1998 through January 23, 1998, the acquisition of 6 self-storage facilities (the "Acquired Facilities"). The Acquired Facilities contain approximately 344,000 square feet, are located in four states and were purchased for approximately $19,098,500 in aggregate consideration.

The acquisition of the Acquired Facilities was funded by cash generated from operations and borrowings under the Company's lines of credit with The First National Bank of Chicago and First Tennessee. Each of the Acquired Facilities was used by the seller as a self-storage facility prior to its acquisition by the Company, and the Company intends to continue such use of all the Acquired Facilities. The Company's management determined the contract price of each facility through arms-length negotiations, after taking into consideration such factors as: the age and condition of the facility; the projected amount of maintenance costs; anticipated capital improvements; the facility's current revenues; comparable facilities competing in the applicable market; market rental rates for comparable facilities; the occupancy rate of the facility; and the estimated amount of taxes, utility costs, personnel costs, and other anticipated expenses associated with the facility. Other than changes in these factors, the Company, after reasonable inquiry, is not aware of any material factors relating to the properties that would cause the historical financial information provided in Item 7 not to be necessarily indicative of future operating results for the applicable facilities.

The following  provides certain additional  information  concerning the Acquired
Facilities:

Location                     Seller                                                               Date of Acquisition
--------                     ------                                                               -------------------
Plano, TX                    Spring Creek Self Storage, Ltd., a Texas limited partnership                      1/9/98
Austin, TX                   McNeil Drive Self Storage, Ltd., a Texas limited partnership                      1/9/98
Ridge, NY                    Island Self Storage, L.L.C.                                                      1/12/98
Huntingdon Valley, PA        Moreland Business Park, Inc.                                                     1/13/98
Carrollton, TX               Frankford Road Storage Plus, a Texas limited partnership                         1/21/98
North Highlands, CA          Kay Family Limited Partnership                                                   1/23/98



The following  unaudited data related to the Acquired Facilities is derived from the  Company's  internal  records  as of the  last  day of the  month  following closing, or the most current information available:
                                     Square         Rent per         Economic        Physical         Total          Contract
          Location                    Feet         Square Foot       Occupancy       Occupancy        Units            Price
          --------                    ----         -----------       ---------       ---------        -----            -----


Plano, TX (1)                        55,725             $9.51             80%             90%           455          $3,862,000
Austin, TX (1)                       57,450             $9.50             38%             45%           497          $3,385,000
Ridge, NY (1)                        76,175            $11.43             87%             90%           689          $5,000,000
Huntingdon Valley, PA (1)            44,225             $8.71             94%             98%           366          $2,100,000
Carrollton, TX (1)                   52,550             $9.50             39%             60%           431          $2,943,000
North Highlands, CA                  57,601             $7.41             76%             89%           557          $1,808,500
                                 -----------------------------------------------------------------------------------------------

                                    343,726             $9.48             70%             79%         2,995         $19,098,500
                                 ===========                                                       =============================


(1) These facilities were developed properties that opened in 1995, 1996 or 1997.

Item 7:                    Financial Statements and Exhibits

(a)      Financial Statements Applicable to Real Estate Properties Acquired

         *        Report of Independent Accountants.

         *        Acquired  Facilities  Historical  Summaries of Combined  Gross
                  Revenue and Direct Operating Expenses for the year ended December 31, 1996 (Audited), and for the nine months ended September 30, 1997 (Unaudited).

         * Notes to Acquired Historical Summaries of Combined Gross Revenue and Direct Operating Expenses.


(b)      Pro Forma Financial Information

         * Unaudited Pro Forma Combined Condensed Balance Sheet as of September 30, 1997.

         * Unaudited Pro Forma Combined Condensed Statement of Operations for the nine months ended September 30, 1997.

         * Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended December 31, 1996.

         *        Notes to  Unaudited  Pro Forma  Combined  Condensed  Financial
                  Statements.

(c)      Exhibits

         Exhibit                    Description
         -------                    -----------

         23.1              Consent of Independent Accountants.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors
and Shareholders of
Storage USA, Inc.

                  We have audited the accompanying Historical Summaries of Combined Gross Revenue and Direct Operating Expenses (the "Historical
Summaries") for certain self-storage facilities (the "Acquired Facilities") described in Note 1 to the Historical Summaries for the year ended December 31, 1996. These Historical Summaries are the responsibility of the management of the Acquired Facilities. Our responsibility is to express an opinion on these Historical Summaries based on our audits.

                  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summaries are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summaries. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall presentation of the Historical Summaries. We believe that our audits provide a reasonable basis for our opinion.

                  The accompanying Historical Summaries were prepared for the purposes of complying with the Rules and Regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K/A of SUSA Partnership, L.P.) as described in Note 1 to the Historical Summaries, and are not intended to be a complete presentation of the Acquired Facilities' revenues and expenses.

                  In our opinion, based on our audits, the Historical Summaries referred to above present fairly, in all material respects, the combined gross revenue and direct operating expenses described in Note 1 of the Acquired Facilities for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                            COOPERS & LYBRAND L.L.P.


Baltimore, Maryland
February 17, 1998


                                               ACQUIRED FACILITIES

                                      HISTORICAL SUMMARIES OF COMBINED GROSS
                                      REVENUE AND DIRECT OPERATING EXPENSES
                                              (amounts in thousands)

                                                                       For the                     For the
                                                                      year ended              nine months ended
                                                                     December 31,               September 30,
                                                                         1996                       1997
                                                                ----------------------    -------------------------
                                                                                                 (unaudited)
                                                                                                  (note 2)
Gross Revenue:
     Rental revenue                                                            $1,025                       $1,284
     Other revenue                                                                 40                           54
                                                                ----------------------    -------------------------

          Total gross revenue                                                   1,065                        1,338
                                                                ----------------------    -------------------------

Direct Operating Expenses:
     Property operations and maintenance                                          375                          491
     Real estate taxes                                                             44                           94
                                                                ----------------------    -------------------------

          Total direct operating expenses                                         419                          585
                                                                ----------------------    -------------------------

Gross revenue in excess of direct operating expenses                             $646                         $753
                                                                ======================    =========================

                                             See accompanying notes.

                          NOTES TO ACQUIRED FACILITIES
                        HISTORICAL SUMMARIES OF COMBINED
                   GROSS REVENUE AND DIRECT OPERATING EXPENSES
                             (amounts in thousands)

1.  Basis of Presentation
         The Historical Summaries of Combined Gross Revenue and Direct Operating Expenses (the "Historical Summaries") relate to the operation of the following self-storage facilities ("Acquired Facilities") which have been acquired by SUSA Partnership, L.P. (the "Company").

                               Acquired Facilities
                               -------------------

Plano, TX                    Austin, TX (1)              Carrollton, TX (1)
Ridge, NY                    Huntingdon, PA              North Highlands, CA

(1) These properties were developed properties that opened in 1997.

         The Historical Summaries for the Acquired Facilities with a total acquisition cost of $19,384 have been prepared pursuant to the Rules and Regulations of the Securities and Exchange Commission for real estate operations acquired. The Historical Summaries are not representative of the actual operations for the periods presented, as certain expenses which may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Acquired Facilities have been excluded. Expenses excluded consist of management fees, interest, depreciation and amortization, professional fees and other indirect costs not directly related to the future operations of the Acquired Facilities. Rental income is recognized when due from occupants. Expenses are recognized on the accrual basis.

2.  Interim Periods

         The unaudited interim Historical Summaries for the Acquired Facilities have been prepared on a basis consistent with the audited Historical Summaries. In the opinion of management, all adjustments considered necessary for a fair presentation are of a normal recurring nature and have been included. Operating results for the nine months ended September 30, 1997 are not necessarily indicative of future operating results.

                             SUSA PARTNERSHIP, L.P.

               PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

         The following unaudited Pro Forma Combined Condensed Balance Sheet was prepared as if the Acquired Facilities were purchased on September 30, 1997. The unaudited Pro Forma Combined Condensed Statements of Operations for the nine months ended September 30, 1997, and for the year ended December 31, 1996, have been prepared to reflect the acquisition of the Acquired Facilities as if the Acquired Facilities and other previously reported transactions had been consummated at the beginning of the respective periods shown. The Pro Forma Combined Condensed Financial Information is based on the historical financial statements included in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997, and the pro forma financial information set forth in the footnotes to the financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and should be read in conjunction with those financial statements and the notes thereto. The Combined Condensed Pro Forma Financial Information is not necessarily indicative of the financial position or results of operations which actually would have occurred if such transactions had been consummated on the dates described, nor does it purport to represent the Company's future financial position or results of operations.


                                                     SUSA PARTNERSHIP, L.P.

                                           PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                                    as of September 30, 1997
                                                           (Unaudited)
                                                     (amounts in thousands)

                                                  Historical                                                    Pro Forma
                                                     SUSA               Acquired           Pro Forma               SUSA
                                               Partnership, L.P.       Facilities         Adjustments       Partnership, L.P.
                                              -------------------   ----------------   -----------------   --------------------
Assets:
     Investment in storage facilities, net      $      1,026,303     $       19,384     $      145,422 (a)  $        1,191,109
     Cash and equivalents                                  3,905                                 8,600 (b)              12,509
     Other assets                                         41,841                                                        41,841
                                              -------------------   ----------------   -----------------   --------------------

          Total assets                          $      1,072,049     $       19,384     $      154,026      $        1,245,459
                                              ===================   ================   =================   ====================

Liabilities and partners' capital
     Line of credit borrowings                  $         34,929     $       19,384     $      (54,313)(c)  $                -
     Mortgage notes payable                               39,864                                                        39,864
     Notes payable                                       200,000                               200,000 (d)             400,000
     Accounts payable and accrued expenses                14,667                                                        14,667
     Dividends payable                                    16,445                                                        16,445
     Rents received in advance                             6,553                                                         6,553
     Minority interest                                     1,986                                                         1,986
                                              -------------------   ----------------   -----------------   --------------------

          Total liabilities                              314,444             19,384            145,687                  479,515
                                              -------------------   ----------------   -----------------   --------------------

Partners' capital:
    General partnership units
    27,408,907 and 24,723,027 outstanding                677,419                                 3,548 (e)             680,967
    Limited partnership units 2,730,771
    and 1,903,797 outstanding                             89,002                                 4,791 (f)              93,793
    Notes receivable - employees                         (8,816)                                                        (8,816)
                                              -------------------   ----------------   -----------------   --------------------

          Total partners' capital                        757,605                  -              8,339                 765,944
                                              -------------------   ----------------   -----------------   --------------------

          Total liabilities & partners' capital $      1,072,049     $       19,384     $      154,026      $        1,245,459
                                              ===================   ================   =================   ====================

                                                   See accompanying notes.

                                       8



                                                       SUSA PARTNERSHIP, L.P.

                                        PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                                            For the nine months ended September 30, 1997
                                                             (Unaudited)
                                                 (thousands, except per unit data)

                                                    Historical                                                     Pro Forma
                                                       SUSA               Acquired          Pro Forma                 SUSA
                                                 Partnership, L.P.       Facilities        Adjustments         Partnership, L.P.
                                               --------------------- ------------------ -----------------    ----------------------
Property Revenues:
Rental income                                    $          113,267  $           1,284   $        21,519 (g)  $            136,070
Management income                                                 -                                                              -
Other income                                                  2,213                 54               321 (h)                 2,588
                                               --------------------- ------------------ -----------------    ----------------------

     Total revenues                                         115,480              1,338            21,840                   138,658
                                               --------------------- ------------------ -----------------    ----------------------

Property Expenses:
Cost of property operations and maintenance                  28,359                491             4,551 (i)                33,401
Taxes                                                         9,403                122             1,718 (j)                11,243
General & administrative                                      4,656                                  935 (k)                 5,591
Depreciation & amortization                                  14,002                                3,456 (l)                17,458
                                               --------------------- ------------------ -----------------    ----------------------

     Total expenses                                          56,420                613            10,660                    67,693
                                               --------------------- ------------------ -----------------    ----------------------

     Income from property operations                         59,060                725            11,180                    70,965

Other Income (expenses):
   Interest expense                                         (11,604)                             (10,658)(m)               (22,262)
   Interest income                                              880                                                            880
                                               --------------------- ------------------ -----------------    ----------------------

Income before minority interest and
    gain on sale of assets                                   48,336                725               522                    49,583

Gain on exchange of self-storage facilities                   2,569                               (2,569)(n)                     -
                                               --------------------- ------------------ -----------------    ----------------------

Income before minority interest                              50,905                725            (2,047)                   49,583

Minority interest                                              (250)                                                          (250)
                                               --------------------- ------------------ -----------------    ----------------------

   Net income                                    $           50,655  $             725  $         (2,047)    $              49,333
                                               ===================== ================== =================    ======================

   Net income per unit                           $             1.76                                          $                1.63
                                               =====================                                         ======================

   Weighted average units outstanding                        28,848                                                         30,357
                                               =====================                                         ======================
                             See accompanying notes.

                                       9

                                                    SUSA PARTNERSHIP, L.P.

                                     PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                                             For the year ended December 31, 1996
                                                          (Unaudited)
                                              (thousands, except per unit data)

                                                   Initial
                                                  Pro Forma                                                   Pro Forma
                                                     SUSA             Acquired         Pro Forma                 SUSA
                                                Partnership, L.P.     Facilities       Adjustments          Partnership, L.P.
                                                -----------------     ----------       -----------          -----------------

Property Revenues:
Rental income                                   $        130,839      $   1,025        $    39,296 (o)      $         171,160
Management income                                            485                                                          485
Other income                                               1,715             40                919 (p)                  2,674
                                                -----------------     ---------        -----------          -----------------

     Total revenues                                      133,039          1,065             40,215                    174,319
                                                -----------------     ---------        -----------          -----------------

Property Expenses:
Cost of property operations
     and maintenance                                      33,530            375              9,251(q)                  43,156
Taxes                                                     10,827             44              2,646(r)                  13,517
General & administrative                                   4,722                             1,465(s)                   6,187
Depreciation & amortization                               16,097                             6,221(t)                  22,318
                                                -----------------     ---------        -----------          -----------------

     Total expenses                                       65,176            419             19,583                     85,178
                                                -----------------     ---------        -----------          -----------------

     Income from property operations                      67,863            646             20,632                     89,141

Other Income (expenses):
   Interest expense                                      (12,885)                          (16,777)(u)                (29,662)
   Interest income                                           687                                                          687
                                                -----------------     ---------        -----------          -----------------

Income before gain and minority interest                  55,665            646              3,855                     60,166

Gain on investment                                           288                              (288)(v)                      0
                                                -----------------     ---------        -----------          -----------------

Income before minority interest                           55,953            646              3,567                     60,166

Minority interest                                           (157)                                                        (157)
                                                -----------------     ---------        -----------          -----------------

   Net income                                   $         55,796      $     646        $     3,567          $          60,009
                                                ================      =========        ===========          =================

   Net income per unit                          $           2.10                                            $            1.98
                                                ================                                            =================

   Weighted average units outstanding                    26,627                                                       30,357
                                                ================                                            =================

                                                          See accompanying notes.

           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS (dollar amounts in thousands, except share/unit and per share/unit data)
                                   (Unaudited)



1.        SUSA Partnership, L.P.
        The historical financial information of SUSA Partnership, L.P. (the "Company") includes SUSA Partnership, L.P. (the "Partnership"), Storage USA, Trust (the "Trust") and SUSA Management, Inc. ("SUSA Management").


2.        Acquired Facilities- Balance Sheet
         Amounts reflect the acquisition of six facilities acquired from January 9, 1998 to January 23, 1998 for a price of $19,384. The total acquisition price includes the purchase price of the facilities ($19,099) plus the Company's estimated average cost of $30 per property for capital improvements ($180) and other closing costs ($105). The total acquisition price was assumed to be funded with borrowings under the Company's lines of credit.


3.       SUSA Partnership, L.P. - Initial Pro Forma Statement of Operations
        The Initial Pro Forma Statement of Operations for the year ended December 31, 1996 is presented as if (a) the acquisition during 1996 of 82 facilities totaling 5,400 square feet for a cost of approximately $304,000, (b) the issuance of 7,029,000 shares of common stock for net proceeds of approximately $220,528 and (c) the issuance of $100,000 of 7.125% notes payable had occurred on January 1, 1996.


4.       Acquired Facilities - Statement of Operations
         The statements of operations for the Acquired Facilities reflects the results of operations of the Acquired Facilities for the year ended December 31, 1996, and the results of operations of the Acquired Facilities for the nine months ended September 30, 1997, which are included in the Acquired Facilities Historical Summaries of Combined Gross Revenue and Direct Operating Expenses included in this Form 8-K/A.


                             NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                                (dollar amounts in thousands, except per share data)
                                                     (Unaudited)

5.        Pro Forma Adjustments - Balance Sheet
                                                                                                             As of September
                                                                                                                30, 1997
                                                                                                     -------------------------------
(a)       To record  the  acquisition  of the 49  facilities  purchased  between
          October 29, 1997 and January 30, 1998 (the "January 8-K/A
          Facilities").                                                                         $                          145,422

(b)       To  record  excess  cash  resulting  from  the pro  forma  adjustments reflecting  the  acquisition  of the  January  8-K/A  Facilities,  the issuance of 125 limited partnership units in SUSA Partnership, L.P.
          ("Units"),  the issuance of 92 shares of common stock and the issuance
          of $200,000 of notes payable.                                                         $                            8,604


(c)       To record  the pro  forma  payoff  of the line of  credit  with  funds received  from the  issuance of the  $200,000 of notes  payable  after covering the costs of the acquisition of the January 8-K/A Facilities
          and the Acquired facilities.                                                          $                          (54,313)

(d)       To record the issuance of the $100,000, 7.0% notes payable and the
          $100,000, 7.5% notes payable issued December 5, 1997.                                 $                          200,000

(e)       To record the issuance of 92 shares of common stock in Storage
          USA, Inc. in exchange for facilities acquired.                                        $                            3,548

(f)       To record the issuance of 125 Units in exchange for facilities
          acquired.                                                                             $                            4,791

6.        Pro Forma Adjustments - Statement of Operations


                                                                                                               Nine Months
                                                                                                                  Ended
                                                                                                           September 30, 1997
                                                                                                           ------------------
(g)       To record rental income for the 39 audited facilities  acquired during the first six months of 1997 from January 1, 1997 to the date
          acquired.                                                                             $                            6,086
          To record rental income for the 14 unaudited facilities acquired during the first six months of 1997 from January 1, 1997 to the date
          acquired.                                                                             $                            1,155


                                       12

                             NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                                (dollar amounts in thousands, except per share data)
                                                     (Unaudited)


6.        Pro Forma Adjustments - Statement of Operations - continued
                                                                                                               Nine Months
                                                                                                                  Ended
                                                                                                           September 30, 1997
                                                                                                           ------------------
          To reduce rental income for six facilities that are included in the
          SUSA Partnership, L.P. historical balances (the "Historical
          Balances") and were exchanged for eight facilities on May 20, 1997.                   $                           (1,375)
          To record rental income for the nine facilities acquired during the
          third quarter of 1997 from January 1, 1997 to the date acquired.                      $                            2,576
          To record rental income for the January 8-K/A Facilities.                             $                           13,077
                                                                                              --------------------------------------
          Pro forma adjustment                                                                  $                           21,519

(h)       To record other income for the 39 audited facilities acquired during the first six months of 1997 from January 1, 1997 to the date
          acquired.                                                                             $                              101
          To record other income for the 14 unaudited facilities acquired during the first six months of 1997 from January 1, 1997 to the date
          acquired.                                                                             $                               43
          To reduce other income for six facilities that are included in the
          Historical Balances and were exchanged for eight facilities on May
          20, 1997.                                                                             $                               (3)
          To record other income for the nine facilities acquired during the
          third quarter of 1997 from January 1, 1997 to the date acquired.                      $                               63
          To record other income for the January 8-K/A Facilities.                              $                              127
          To reduce  management  income for the managed property acquired on May
          15, 1997, based on actual management fees earned by the
          company from January 1, 1997 to the acquisition date.                                 $                              (10)
                                                                                              --------------------------------------
          Pro forma adjustment                                                                  $                              321

(i)       To record  cost of  property  operations  and  maintenance  for the 39 audited facilities acquired during the first six months of 1997 from
          January 1, 1997 to the date acquired.                                                 $                            1,362
          To record cost of property operations and maintenance for the 14 unaudited facilities acquired during the first six months of 1997
          from January 1, 1997 to the date acquired.                                            $                              280
          To reduce cost of property operations and maintenance for six facilities that are included in the Historical Balances and were
          exchanged for eight facilities on May 20, 1997.                                       $                            (383)



                                       13

                             NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                                (dollar amounts in thousands, except per share data)
                                                     (Unaudited)

6.        Pro Forma Adjustments - Statement of Operations - continued
                                                                                                               Nine Months
                                                                                                                  Ended
                                                                                                           September 30, 1997
                                                                                                           ------------------
          To record cost of property  operations  and  maintenance  for the nine facilities acquired during the third quarter of 1997 from January 1,
          1997 to the date acquired                                                             $                              539
          To record cost of property operations for the January 8-K/A
          Facilities.                                                                           $                            2,753
                                                                                              --------------------------------------
          Pro forma adjustment                                                                  $                            4,551

(j)       To record taxes for the 39 audited facilities acquired during the first
          six months of 1997 from January 1, 1997 to the date acquired.                         $                              519
          To record taxes for the 14 unaudited facilities acquired during the
          first six months of 1997 from January 1, 1997 to the date acquired.                   $                              129
          To reduce taxes for six facilities that are included in the Historical
          Balances and were exchanged for eight facilities on May 20, 1997.                     $                            (206)
          To record taxes for the nine facilities acquired during the third
          quarter of 1997 from January 1, 1997 to the date acquired                             $                              193
          To record taxes for the January 8-K/A Facilities.                                     $                            1,083
                                                                                              --------------------------------------
          Pro forma adjustment                                                                  $                            1,718

(k)       To reflect an estimated increase in general and administrative
          expense based on results subsequent to acquisition.                                   $                              935


(l)       To record  depreciation for the 39 audited facilities acquired during the first six months of 1997, based on  approximately  $94,047 of the purchase price being allocated to depreciable assets, based on a 40
          year life.                                                                            $                            1,763
          To record depreciation for the 14 unaudited facilities acquired during the first six months of 1997,  based on  approximately  $18,888 of the purchase price being allocated to depreciable assets, based on
          a 40 year life.                                                                       $                              354
          To record depreciation for the nine facilities acquired during the third quarter of 1997 based on approximately $27,664 of the purchase price being allocated to depreciable assets, based on a 40-
          year life.                                                                            $                              519
          To record depreciation for the January 8-K/A Facilities based on approximately $106,158 of the purchase price being allocated to
          depreciable assets, based on a 40 year life.                                          $                            1,990


                                       14

                             NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                                (dollar amounts in thousands, except per share data)
                                                     (Unaudited)


6.         Pro Forma Adjustments - Statement of Operations - continued
                                                                                                               Nine Months
                                                                                                                  Ended
                                                                                                           September 30, 1997
                                                                                                           ------------------

          To record depreciation for the Acquired Facilities based on $14,151 of the purchase price being allocated to depreciable assets, based on
          a 40 year life.                                                                       $                              265
          Less: Depreciation included in the Historical balance relating to the
          facilities acquired during the first nine months of 1997.                             $                           (1,295)
          To reduce depreciation for six facilities that are included in the
          Historical Balances and were exchanged for eight facilities on May
          20, 1997.                                                                             $                             (140)
                                                                                              --------------------------------------
          Pro forma adjustment                                                                  $                            3,456


(m)       To reflect the reduction in interest  expense from the pro forma line of credit reduction of $33,272 at a weighted average interest rate of
          7.05% after assuming all financing transactions to occur on January
          1, 1997.                                                                              $                            1,759
          To remove historical line of credit interest expense.                                 $                            2,218
          To reflect the pro forma effect of additional interest expense and amortization of discount due to the issuance of $100,000 of 8.20%
          notes payable assumed to occur on January 1, 1997.                                    $                           (3,473)
          To reflect the pro forma effect of additional interest expense and amortization of discount due to the issuance of $100,000 of 7.0%
          notes payable assumed to occur on January 1, 1997.                                    $                           (5,334)


          To reflect the pro forma  effect of  additional  interest  expense and amortization of discount due to the issuance of $100,000 of 7.5%
          notes payable assumed to occur on January 1, 1997.                                    $                           (5,738)
          To reflect interest expense on mortgage notes payable from January
          1, 1997 to the date of acquisition for the $6,048 mortgages assumed
          during the period January 1, 1997 to December 19, 1997.                               $                             (275)
          To reflect the pro forma effect on interest of assuming the payoff of all mortgages that were paid off during the first nine months of 1997
          occurred on January 1, 1997.                                                          $                              185
                                                                                              --------------------------------------
          Pro forma adjustment                                                                  $                          (10,658)

(n)       To remove gain on exchange of self-storage facilities                                 $                           (2,569)




                                       15

                             NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                                (dollar amounts in thousands, except per share data)
                                                     (Unaudited)


6.         Pro Forma Adjustments - Statement of Operations - continued


                                                                                                               Year ended
                                                                                                            December 31, 1996
(o)       To record rental income for the 39 audited facilities acquired during
          the first six months of 1997.                                                         $                           16,664
          To record rental income for the 14 unaudited facilities acquired
          during the first six months of 1997 .                                                 $                            3,306
          To record rental income for the nine facilities acquired during the
          third quarter of 1997.                                                                $                            5,215
          To record rental income for the January 8-K/A Facilities.                             $                           17,328
          To reduce  rental income for six  facilities  that are included in the
          Initial Pro Forma balances and were exchanged for eight facilities on
          May 20, 1997.                                                                         $                           (3,217)
                                                                                              --------------------------------------
          Pro forma adjustment                                                                  $                           39,296

(p)       To record other income for the 39 audited facilities acquired during
          the first six months of 1997.                                                         $                              313
          To record other income for the 14 unaudited facilities acquired
          during the first six months of 1997.                                                  $                               95
          To record other income for the nine facilities acquired during the
          third quarter of 1997.                                                                $                              210
          To record other income for the January 8-K/A Facilities.                              $                              338
          To reduce  other  income for six  facilities  that are included in the
          Initial Pro Forma balances and were exchanged for eight facilities on
          May 20, 1997.                                                                         $                              (10)
          To reduce management income for the managed property acquired on May 15, 1997, based on actual management fees earned by the
          company during the year ended December 31, 1996.                                      $                              (27)
                                                                                              --------------------------------------
          Pro forma adjustment                                                                  $                              919

(q)       To record cost of property operations and maintenance for the 39
          audited facilities acquired during the first six months of 1997.                      $                            3,863
          To record cost of property operations and maintenance for the 14
          unaudited facilities acquired during the first six months of 1997.                    $                            1,061
          To record cost of property operations and maintenance for the nine
          facilities acquired during the third quarter of 1997.                                 $                            1,146
          To record cost of property operations and maintenance for the
          January 8-K/A Facilities.                                                             $                            3,911


                                       16

                             NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                                (dollar amounts in thousands, except per share data)
                                                     (Unaudited)


6.         Pro Forma Adjustments - Statement of Operations - continued
                                                                                                               Year ended
                                                                                                            December 31, 1996
                                                                                                            -----------------

          To  reduce  cost  of  property  operations  and  maintenance  for  six facilities  that are  included in the Initial Pro Forma  balances  and
          were exchanged for eight facilities on May 20, 1997.                                  $                             (730)
                                                                                              --------------------------------------
          Pro forma adjustment                                                                  $                            9,251

(r)       To record taxes for the 39 audited facilities acquired during the first
          six months of 1997.                                                                   $                            1,082
          To record taxes for the 14 unaudited facilities acquired during the
          first six months of 1997.                                                             $                              291
          To record taxes for the nine facilities acquired during the third
          quarter of 1997.                                                                      $                              460
          To record taxes for the January 8-K/A Facilities.                                     $                            1,390
          To reduce  taxes for six  facilities  that are included in the Initial
          Pro Forma balances and were exchanged for eight facilities on May 20,
          1997.                                                                                 $                             (577)
                                                                                              --------------------------------------
          Pro forma adjustment                                                                  $                            2,646


(s)        To reflect an estimated increase in general and administrative
           expense based on results subsequent to acquisition.                                  $                            1,465

(t)        To record  depreciation for the 39 audited facilities acquired during the first six months of 1997, based on  approximately  $94,047 of the purchase price being allocated to depreciable assets, based on a 40
           year life.                                                                           $                            2,351
           To record depreciation for the 14 unaudited facilities acquired during the first six months of 1997, based on approximately
           $18,888 of the purchase price being allocated to depreciable assets,
           based on a 40 year life.                                                             $                              472
           To record depreciation for the nine facilities acquired during the third quarter of 1997 based on approximately $27,664 of the purchase price being allocated to depreciable assets, based on a 40-
           year life.                                                                           $                              692
           To record  depreciation  for the January  8-K/A  Facilities  based on approximately $106,158 of the purchase price being allocated to
           depreciable assets, based on a 40 year life.                                         $                            2,654



                                       17

                             NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                                (dollar amounts in thousands, except per share data)
                                                     (Unaudited)


6.         Pro Forma Adjustments - Statement of Operations - continued
                                                                                                               Year ended
                                                                                                            December 31, 1996
                                                                                                            -----------------
           To record  depreciation for the Acquired  Facilities based on $14,151 of the purchase price being allocated to depreciable assets, based on
           a 40 year life.                                                                      $                              354
           To reduce  depreciation  for six facilities  that are included in the
           Initial Pro Forma balances and were exchanged for eight facilities
           on May 20, 1997.                                                                     $                             (302)
                                                                                              --------------------------------------
           Pro forma adjustment                                                                 $                            6,221

(u)        To  reflect  the  interest  expense  on the pro forma  line of credit balance  decrease of $86,002 at a weighted  average  interest rate of
           6.99% after effect of assuming all financing transactions to occur
           on January 1, 1996.                                                                  $                            6,012
           To reflect the pro forma effect of additional interest expense and amortization of discount due to the issuance of $100,000 of 8.20%
           notes payable assumed to occur on January 1, 1996.                                   $                           (8,336)
           To reflect the pro forma effect of  additional  interest  expense and amortization of discount due to the issuance of $100,000 of 7.0%
           notes payable assumed to occur on January 1, 1996.                                   $                           (7,112)
           To reflect the pro forma effect of additional interest expense and amortization of discount due to the issuance of $100,000 of 7.5%
           notes payable assumed to occur on January 1, 1996.                                   $                           (7,651)
           To reflect interest expense on mortgage notes payable from the $6,048 of mortgages assumed during the period January 1, 1997 to
           December 19, 1997.                                                                   $                             (526)
           To reflect the pro forma effect on interest of assuming the payoff of all mortgages that were paid off during the first nine months of
           1997 occurred on January 1, 1996.                                                    $                              836
                                                                                              --------------------------------------
           Pro forma adjustment                                                                 $                          (16,777)

(v)        To remove gain on exchange of self-storage facilities                                $                             (288)


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    DATED:  February 17, 1998

                                    SUSA PARTNERSHIP, L.P.
                                    By STORAGE USA, INC.,
                                    General Partner

                                    By: /s/ Dennis A. Reeve
                                       ----------------------------
                                    Dennis A. Reeve
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)




                                       19